___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            _________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   ___________________________________________
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ________________________________________

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                       13-4994650
(State of incorporation                                  (I.R.S. employer
if not a national bank)                               identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                             10017
(Address of principal executive offices)                  (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                            _________________________
                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
               (Exact name of obligor as specified in its charter)

        DELAWARE                                            41-1808858
 (State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                        identification No.)

8400 NORMANDALE LAKE BOULEVARD
MINNEAPOLIS, MN                                               55437
(Address of principal executive offices)
(Zip Code)
                _________________________________________________
                            HOME LOAN TRUST 2003-HI2
                             Home Loan-Backed Notes
                       (Title of the indenture securities)

                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a)Name and address of each examining or supervising authority to which it is subject.

           New York State  Banking  Department,  State House,  Albany,  New York
12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

           Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b)Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2. Affiliations with the Obligor and Guarantors.

        If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         5. Not applicable.

    6. The  consent of the Trustee  required  by Section  321(b) of the Act (see
Exhibit  6 to Form T-1  filed in  connection  with  Registration  Statement  No.
33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.
                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 23rd day of June, 2003.
                                            JPMORGAN CHASE BANK

                                        By  ____________________________
                                            Aranka Paul
                                            Assistant Vice President

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connections with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

         5. Not applicable.

    6. The  consent of the Trustee  required  by Section  321(b) of the Act (see
Exhibit  6 to Form T-1  filed in  connection  with  Registration  Statement  No.
33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

               7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.
                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 23rd day of June, 2003.
                      .
                                            JPMORGAN CHASE BANK


                                             By /s/ Aranka Paul
                                               /s/  Aranka Paul
                                                Assistant Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                            at  the  close  of  business   March  31,  2003,  in
                  accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                            DOLLAR AMOUNTS
                  ASSETS                                    IN MILLIONS


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ................................................$  21,415
    Interest-bearing balances ............................................6,882
Securities:
Held to maturity securities.................................................334
Available for sale securities............................................80,076
Federal funds sold and securities purchased under
    agreements to resell ................................................
        Federal funds sold in domestic offices ..........................14,044
        Securities purchased under agreements to resell .................73,060
Loans and lease financing receivables:
    Loans and leases held for sale..................................... .25,832
    Loans and leases, net of unearned
income ................................................................ 161,345
    Less: Allowance for loan and lease
losses ...................................................................3,823
    Loans and leases, net of unearned income and allowance..............157,522
Trading Assets..........................................................189,427
Premises and fixed assets (including capitalized leases)................. 6,186
Other real estate owned.....................................................131
Investments in unconsolidated subsidiaries and associated companies.........691
Customers' liability to this bank on acceptances
    outstanding ............................................................225
Intangible assets
        Goodwill..........................................................2,180
        Other Intangible assets...........................................3,314
Other assets ............................................................40,377
TOTAL ASSETS.......................................................... $621,696
                                                                      =========

                                   LIABILITIES
Deposits
    In domestic offices ...............................................$174,351
    Noninterest-bearing..................................... ............70,991
    Interest-bearing............................................ .......103,360
    In foreign offices, Edge and Agreement
    subsidiaries and IBF's .............................................125,789

    Noninterest-bearing............................ .....................7,531
    Interest-bearing.................................... ..............118,258

Federal funds purchased and securities sold under agree-
ments to repurchase ...................................................
Federal funds purchased in domestic
offices ..................................................................5,929
Securities sold under agreements to
repurchase .............................................................113,903
Trading liabilities ....................................................116,329
Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases)............................10,758
Bank's liability on acceptances executed and outstanding....................225
Subordinated notes and debentures ........................................8,306
Other liabilities .......................................................29,735
TOTAL LIABILITIES ......................................................585,325
Minority Interest in consolidated subsidiaries...............................97

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.................................0
Common stock .............................................................1,785
Surplus  (exclude all surplus related to preferred stock)................16,304
Retained earnings........................................................17,228
Accumulated other comprehensive income........................ .............957
Other equity capital components...............................................0
TOTAL EQUITY CAPITAL ....................................................36,274
                                                                         ______
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL               $621,696
                                                                     ==========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                             JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.

                             WILLIAM B. HARRISON,  JR. )
                             HELENE L. KAPLAN          ) DIRECTORS
                             H.W. BECHERER             )